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                                                                  EXHIBIT 10.107

                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT


                  This Amendment No. 1 to Securities Purchase Agreement, dated as of December 9, 2002, shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of September 11, 2002, by and among Kanakaris Wireless, a Nevada corporation with its headquarters located at 1280 Bison, Suite B9-597, Newport Beach, California 92660, and each of the Buyers set forth in the Agreement.

                  1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund the final $175,000 of the subsequent investment referred to in that section on the date hereof, instead of within ten (10) days following the Effective Date of the Registration Statement (as defined in the Agreement).

                  2. All other provisions of the Agreement shall remain in full force and effect.







                            [Signature Page Follows]



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ACCEPTED AND AGREED:

KANAKARIS WIRELESS


By:  /s/ Alex F. Kanakaris
     ---------------------------------------
         Alex F. Kanakaris
         President and Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC


By:  /s/ Corey S. Ribotsky
     ---------------------------------------
         Corey S. Ribotsky
         Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:  /s/ Corey S. Ribotsky
     ---------------------------------------
         Corey S. Ribotsky
         Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By:  /s/ Corey S. Ribotsky
     ---------------------------------------
         Corey S. Ribotsky
         Manager